Supplemental Financial & Operating Data Fourth Quarter and Full Year Ended December 31, 2025 Exhibit 99.2

2Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” “targets,” “can,” “may,” “should,” “will,” “would,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements which could differ materially from those set forth in the forward-looking statements and may be affected by a variety of risks. Among those risks, uncertainties and other factors are: the impact of changes in general economic conditions and market developments, including inflation, interest rate changes and volatility, tariffs and trade barriers, supply chain disruptions, changes in consumer spending, consumer confidence levels, unemployment levels, governmental action (including significant layoffs or reductions in force among federal government employees or a prolonged U.S. federal government shutdown), and depressed real estate prices resulting from the severity and duration of any downturn or recession in the U.S. or global economy; our ability to successfully pursue and consummate transactions, including investments in, and acquisitions of, real estate and to obtain debt financing for such investments at attractive interest rates, or at all; risks associated with our pending and completed transactions, including our ability or failure to realize the anticipated benefits thereof; our dependence on our tenants at our properties and their affiliates that serve as guarantors of the lease payments, and the negative consequences any material adverse effect on their respective businesses could have on us; the possibility that any pending or future transactions may not be consummated on the terms or timeframes contemplated, or at all, including our ability to obtain the financing necessary to complete any acquisitions on the terms we expect in a timely manner, or at all, the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the receipt of, or delays in obtaining, governmental and regulatory approvals and consents required to consummate such transactions, or other delays or impediments to completing the transactions; the anticipated benefits of certain arrangements with certain tenants in connection with our funding of “same store” capital improvements in exchange for increased rent pursuant to the terms of our agreements with such tenants, which we refer to as the Partner Property Growth Fund strategy; our decision and ability to exercise our purchase rights under our put-call agreements, call agreements, right of first refusal agreements and right of first offer agreements; the credit risk of our tenants and borrowers in connection with the rental and other obligations owed to us under applicable leases, related guarantees, or loan agreements, including risks distinct to our lending activities with respect to development and construction loans in non-stabilized properties; our dependence on the gaming industry, which is characterized by, among other things, a high degree of competition, extensive regulation, and sensitivity to changes in consumer behavior and discretionary spending; our ability to pursue our business and growth strategies may be limited by the requirement that we distribute 90% of our REIT taxable income in order to qualify for taxation as a REIT and that we distribute 100% of our REIT taxable income in order to avoid current entity-level U.S. federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities, including developments relating to the regulation of emerging alternative platforms; the ability of our tenants to obtain and maintain regulatory approvals in connection with the operation of our properties, or the imposition of conditions to such regulatory approvals; the possibility that our tenants may choose not to renew their respective lease agreements following the initial or subsequent terms of the leases; restrictions on our ability to sell our properties subject to the lease agreements; our tenants and any guarantors’ historical results may not be a reliable indicator of their future results; our substantial amount of indebtedness and ability to service, refinance (at attractive interest rates, or at all), and otherwise fulfill our obligations under such indebtedness; our historical financial information may not be reliable indicators of our future results of operations, financial condition and cash flows; the possibility that we identify significant environmental, tax, legal or other issues, including additional costs or liabilities, that materially and adversely impact the value of assets acquired or secured as collateral (or other benefits we expect to receive) in any of our pending and completed transactions; the impact of changes to tax laws and regulations, including U.S. federal income tax laws, state tax laws or global tax laws; the impact of changes in governmental or regulatory actions and initiatives; the possibility of adverse tax consequences as a result of our pending and completed transactions, including pursuant to tax protection agreements to which we are a party; increased volatility in our stock price, including as a result of our pending and completed transactions; our inability to maintain our qualification for taxation as a REIT; the impact of climate change, natural disasters or other severe weather events, war or conflict, geopolitical uncertainty, tariffs and trade barriers, public health conditions, uncertainty or civil unrest, violence or terrorist activities or threats on our properties, or in areas where our properties are located and changes in economic conditions or heightened travel security, and any measures instituted in response to these events; the impact of reduced travel demand or increased costs of travel affecting visitation and operating performance at the properties operated by our tenants, particularly in destination markets such as Las Vegas; the loss of the services of key personnel; the inability to attract, retain and motivate employees; the costs and liabilities associated with environmental compliance; failure to establish and maintain an effective system of integrated internal controls; the risks related to us or our tenants not having adequate insurance to cover potential losses; the potential impact on the amount of our cash distributions if we determine to sell or divest any of our properties in the future or are unable to redeploy capital returned from investments at attractive rates, or at all; our ability to continue to make distributions to holders of our common stock or maintain anticipated levels of distributions over time, including our reliance on distributions received from our subsidiaries, including VICI OP, to make such distributions to our stockholders; and competition for transaction opportunities, including from other REITs, investment companies, private equity firms and hedge funds, sovereign funds, lenders, gaming companies and other investors that may have greater resources and access to capital and a lower cost of capital or different investment parameters than us. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, Quarterly Reports on Form 10-Q and the Company’s other filings with the Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Tenant, Borrower and Other Company Information The Company makes no representation as to the accuracy or completeness of the information regarding its tenants, including Caesars Entertainment, Inc. (“Caesars”), Century Casinos, Inc. (“Century Casinos”), Chelsea Piers in New York City (“Chelsea Piers”), Cherokee Nation Entertainment, L.L.C. (“CNE”), the Eastern Band of Cherokee Indians (“EBCI”), Foundation Gaming and Entertainment LLC (“Foundation Gaming”), Seminole Hard Rock Entertainment, Inc. (“Hard Rock”), JACK Ohio LLC (“JACK Entertainment”), Lucky Strike Entertainment (“Lucky Strike”), MGM Resorts International (“MGM”), PENN Entertainment, Inc. (“PENN Entertainment”), an affiliate (“PURE Tenant”) of Indigenous Gaming Partners Inc. (“IGP”), and an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Las Vegas Tenant”), borrowers and other companies included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC and MGM, as the parent and guarantor of MGM Lessee, LLC, the Company's significant lessees, have been filed with the SEC. Certain financial and other information for our tenants, guarantors, borrowers and other companies included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data and Trademark Information This presentation may contain estimates and information concerning the Company's industry, including market position, rent growth, corporate governance, and other analyses of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. The brands, trademarks, service marks and logos (“Trademarks”) operated at our properties are Trademarks of their respective owners. Their use in this presentation does not imply a relationship or endorsement by the Trademark owners, nor does it suggest any affiliation with or sponsorship by VICI. None of these owners nor any of their respective officers, directors, agents or employees have approved any disclosure contained in this presentation or are responsible or liable for the content of this presentation. Any such Trademarks are used only to identify the products and services of their respective owners, and no sponsorship or endorsement on the part of VICI should be inferred from the use of the marks. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included on page 29 of this presentation. Financial Data Financial information provided herein is as of December 31, 2025 unless otherwise indicated. DISCLAIMERS

TABLE OF CONTENTS


CAESARS PALACE
CAESARS PALACE

2025 Highlights…… 4
Corporate Overview…… 5
Portfolio & Financial Highlights…… 6
Consolidated Balance Sheets…… 7-8
Consolidated Statement of Operations…… 9-10
Non-GAAP Financial Measures…… 11-12
Revenue Detail…… 13-14
Annualized Contractual Rent and Income from Loans…… 15
2026 Guidance…… 16
Capitalization & Key Credit Metrics…… 17
Debt Detail…… 18
Geographic Diversification…… 19
Summary of Current Lease Terms…… 20-23
Recent Investment Activity…… 24
Recent Capital Markets Activity…… 25
Gaming Embedded Growth Pipeline…… 26
Other Experiential Embedded Growth Pipeline…… 27
Analyst Coverage…… 28
Definitions of Non-GAAP Financial Measures…… 29

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
3

4Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2025 HIGHLIGHTS Announced $1.16 billion seven asset sale-leaseback with Golden Entertainment in 2025 at a 7.5% going-in cap rate $2.1Bn 8.9% 4.0% 4.1% 2.1% 5.1% Announced Capital Commitments in 2025 Weighted Average Initial Yield of 2025 Announced Capital Commitments Year-over-Year Dividend Growth – VICI’s 8th Consecutive Annual Increase Year-over-Year Revenue Growth ($4.0bn in 2025 compared to $3.8bn in 2024) Year-over-Year Net Income Per Share Growth ($2.61 in 2025 compared to $2.56 in 2024) Year-over-Year AFFO Per Share Growth ($2.38 in 2025 compared to $2.26 in 2024) Note: Refer to "Non‐GAAP Financial Measures" on pages 11-12 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 29 of this presentation. Refer to our Annual Report on Form 10-K for the year ended December 31, 2025 for additional detail regarding these highlights.

5Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA CORPORATE OVERVIEW VICI Properties Inc. is an S&P 500® experiential real estate investment trust that owns one of the largest portfolios of market-leading gaming, hospitality, wellness, entertainment and leisure destinations, including Caesars Palace Las Vegas, MGM Grand and the Venetian Resort Las Vegas, three of the most iconic entertainment facilities on the Las Vegas Strip. VICI Properties owns 93 experiential assets across a geographically diverse portfolio consisting of 54 gaming properties and 39 other experiential properties across the United States and Canada. The portfolio is comprised of approximately 127 million square feet and features approximately 60,300 hotel rooms and over 500 restaurants, bars, nightclubs and sportsbooks. Its properties are occupied by industry-leading gaming, leisure and hospitality operators under long- term, triple-net lease agreements. VICI Properties has a growing array of real estate and financing partnerships with leading developers and operators in other experiential sectors, including Cabot, Cain, Canyon Ranch, Chelsea Piers, Great Wolf Resorts, Homefield, Kalahari Resorts and Lucky Strike Entertainment. VICI Properties also owns four championship golf courses and approximately 33 acres of undeveloped and underdeveloped land adjacent to the Las Vegas Strip. VICI Properties’ goal is to create the highest quality and most productive experiential real estate portfolio through a strategy of partnering with the highest quality experiential place makers and operators. For additional information, please visit www.viciproperties.com. Senior Management Board of Directors Contact Information Edward Pitoniak Chief Executive Officer & Director John Payne President & Chief Operating Officer David Kieske Executive Vice President, Chief Financial Officer & Treasurer Samantha Gallagher Executive Vice President, General Counsel & Secretary Gabriel Wasserman Senior Vice President, Chief Accounting Officer & Managing Director, V.E.C.S. Erin Ferreri Senior Vice President, Finance Moira McCloskey Senior Vice President, Capital Markets James Abrahamson* Director, Chairman of the Board Diana Cantor* Director, Audit Committee Chair Monica Douglas* Director Elizabeth Holland* Director, Nominating & Governance Committee Chair Craig Macnab* Director, Compensation Committee Chair Edward Pitoniak Director, Chief Executive Officer Michael Rumbolz* Director Note: * Denotes independent director Corporate Headquarters – VICI Properties Inc. 535 Madison Avenue New York, New York 10022 (646) 949-4631 Public Markets Detail Ticker: VICI Exchange: NYSE Transfer Agent – Computershare 7530 Lucerne Drive, Suite 305 Cleveland, OH 44130 (800) 962‐4284 www.computershare.com Website www.viciproperties.com LinkedIn www.linkedin.com/company/vici-properties-inc Investor Relations investors@viciproperties.com

# PORTFOLIO & FINANCIAL HIGHLIGHTS

*($ amounts in thousands, except share, per share, portfolio and property data)*

## Portfolio Highlights

**54** Gaming Properties
**39** Other Experiential Properties
**4** Golf Courses

**13** Tenants with **79%** of Rent from Publicly Traded Tenants

**26** States & **1** Canadian Province

**~33** Acres of Undeveloped and Underdeveloped Land around the Las Vegas Strip

**39.6** Year Weighted Average Lease Term as of December 31, 2025[1]

**100%** Occupancy Rate

## Financial Highlights as of December 31, 2025

| | Three Months Ended | | | |
|---|---|---|---|---|
| | **Dec. 31, 2025** | **Sept. 30, 2025** | **Jun. 30, 2025** | **Mar. 31, 2025** |
| Net Income Per Common Share | | | | |
| Basic | $0.57 | $0.71 | $0.82 | $0.51 |
| Diluted | $0.57 | $0.71 | $0.82 | $0.51 |
| Funds From Operations Per Common Share | | | | |
| Basic | $0.57 | $0.71 | $0.82 | $0.51 |
| Diluted | $0.57 | $0.71 | $0.82 | $0.51 |
| Adjusted Funds From Operations Per Common Share | | | | |
| Basic | $0.60 | $0.60 | $0.60 | $0.58 |
| Diluted | $0.60 | $0.60 | $0.60 | $0.58 |
| Net Income Attributable to Common Stockholders | $604,767 | $762,040 | $865,079 | $543,607 |
| Adjusted EBITDA Attributable to Common Stockholders | $828,752 | $825,582 | $822,239 | $802,136 |
| Annualized Dividend Per Share | $1.80 | $1.80 | $1.73 | $1.73 |
| Dividend Yield at Period End | 6.4% | 5.5% | 5.3% | 5.3% |

### Summary Capitalization

| | |
|---|---|
| Common Shares Outstanding | 1,068,811,371 |
| Third-Party Partnership Units Outstanding | 13,054,659 |
| Share Price | $28.12 |
| **Equity Market Capitalization** | **$30,422,073** |
| Total Debt | $17,092,453 |
| Cash, Cash Equivalents & Short-Term Investments | $607,963 |
| **Total Enterprise Value** | **$46,906,563** |
| LQA Net Leverage Ratio[2] | 5.0x |

### Credit Ratings

| Moody's | S&P | Fitch |
|---|---|---|
| Baa3 / Stable Outlook | BBB- / Stable Outlook | BBB- / Stable Outlook |

Note: Refer to "Non-GAAP Financial Measures" on pages 11-12 of this presentation for reconciliations and "Definitions of Non-GAAP Financial Measures" on page 29 of this presentation
(1) Inclusive of all tenant renewal options based on contractual rent. (2) Defined as Total Debt less Cash, Cash Equivalents and Short-Term Investments divided by last quarter annualized ("LQA") Adjusted EBITDA.

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
6

7Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA December 31, 2025 December 31, 2024 Assets Real estate portfolio: Investments in leases - sales-type, net 23,706,563$ 23,581,101$ Investments in leases - financing receivables, net 18,697,133 18,430,320 Investments in loans and securities, net 2,525,457 1,651,533 Land 148,002 150,727 Cash and cash equivalents 563,479 524,615 Short-term investments 44,484 — Other assets 1,039,050 1,030,644 Total assets 46,724,168$ 45,368,940$ Liabilities Debt, net 16,773,241$ 16,732,889$ Accrued expenses and deferred revenue 238,715 217,956 Dividends and distributions payable 486,259 461,954 Other liabilities 1,003,366 1,004,340 Total liabilities 18,501,581 18,417,139 Stockholders' equity 10,688 10,564 — — Additional paid-in capital 24,898,868 24,515,417 Accumulated other comprehensive income 121,031 144,574 Retained earnings 2,767,053 1,867,400 Total VICI stockholders' equity 27,797,640 26,537,955 Non-controlling interests 424,947 413,846 Total stockholders' equity 28,222,587 26,951,801 Total liabilities and stockholders' equity 46,724,168$ 45,368,940$ Common stock, $0.01 par value, 1,350,000,000 shares authorized and 1,068,811,371 and 1,056,366,685 shares issued and outstanding at December 31, 2025 and December 31, 2024, respectively Preferred stock, $0.01 par value, 50,000,000 shares authorized and no shares outstanding at December 31, 2025 and December 31, 2024 CONSOLIDATED BALANCE SHEETS ($ amounts in thousands, except share and per share data)

# CONSOLIDATED BALANCE SHEETS – QUARTERLY

*($ amounts in thousands)*

| | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 |
|---|---|---|---|---|
| **Assets** | | | | |
| Real estate portfolio: | | | | |
| Investments in leases - sales-type, net | $ 23,706,563 | $ 23,763,616 | $ 23,686,926 | $ 23,506,674 |
| Investments in leases - financing receivables, net | 18,697,133 | 18,640,073 | 18,577,584 | 18,455,017 |
| Investments in loans and securities, net | 2,525,457 | 2,432,999 | 2,369,049 | 2,036,533 |
| Land | 148,002 | 149,717 | 149,787 | 150,727 |
| Cash and cash equivalents | 563,479 | 507,503 | 232,983 | 334,317 |
| Short-term investments | 44,484 | — | — | — |
| Other assets | 1,039,050 | 1,041,932 | 1,037,694 | 1,042,796 |
| **Total assets** | **$ 46,724,168** | **$ 46,535,840** | **$ 46,054,023** | **$ 45,526,064** |
| | | | | |
| **Liabilities** | | | | |
| Debt, net | $ 16,773,241 | $ 16,762,660 | $ 16,922,273 | $ 16,847,001 |
| Accrued expenses and deferred revenue | 238,715 | 182,651 | 219,814 | 191,548 |
| Dividends and distributions payable | 486,259 | 486,258 | 462,113 | 462,092 |
| Other liabilities | 1,003,366 | 1,006,993 | 1,005,711 | 1,002,758 |
| **Total liabilities** | **18,501,581** | **18,438,562** | **18,609,911** | **18,503,399** |
| **Stockholders' equity** | | | | |
| Common stock | 10,688 | 10,688 | 10,567 | 10,567 |
| Preferred stock | — | — | — | — |
| Additional paid-in capital | 24,898,868 | 24,894,452 | 24,515,601 | 24,512,026 |
| Accumulated other comprehensive income | 121,031 | 125,198 | 136,107 | 132,452 |
| Retained earnings | 2,767,053 | 2,643,251 | 2,362,176 | 1,954,124 |
| Total VICI stockholders' equity | 27,797,640 | 27,673,589 | 27,024,451 | 26,609,169 |
| Non-controlling interests | 424,947 | 423,689 | 419,661 | 413,496 |
| Total stockholders' equity | 28,222,587 | 28,097,278 | 27,444,112 | 27,022,665 |
| **Total liabilities and stockholders' equity** | **$ 46,724,168** | **$ 46,535,840** | **$ 46,054,023** | **$ 45,526,064** |

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

8

# CONSOLIDATED STATEMENT OF OPERATIONS

*($ amounts in thousands, except share and per share data)*

| | Three Months Ended December 31, 2025 | Three Months Ended December 31, 2024 | Year Ended December 31, 2025 | Year Ended December 31, 2024 |
|---|---|---|---|---|
| **Revenues** | | | | |
| Income from sales-type leases | $ 534,650 | $ 524,691 | $ 2,125,367 | $ 2,068,443 |
| Income from lease financing receivables, loans and securities | 448,768 | 420,738 | 1,763,494 | 1,662,889 |
| Other income | 18,883 | 19,472 | 77,479 | 77,422 |
| Golf revenues | 10,789 | 11,151 | 39,776 | 40,451 |
| Total revenues | 1,013,090 | 976,052 | 4,006,116 | 3,849,205 |
| | | | | |
| **Expenses** | | | | |
| General and administrative | 19,317 | 20,691 | 65,082 | 69,109 |
| Depreciation | 963 | 992 | 3,637 | 4,125 |
| Other expenses | 18,883 | 19,472 | 77,479 | 77,422 |
| Golf expenses | 6,994 | 6,747 | 26,730 | 26,895 |
| Change in allowance for credit losses[1] | 153,084 | 94,428 | 177,887 | 126,720 |
| Transaction and acquisition expenses | 241 | 2,839 | 7,729 | 4,567 |
| Total expenses | 199,482 | 145,169 | 358,544 | 308,838 |
| | | | | |
| Interest expense | (210,233) | (208,121) | (843,614) | (826,097) |
| Interest income | 4,492 | 4,079 | 14,363 | 16,095 |
| Other gains (losses) | 1,866 | (189) | 2,658 | 581 |
| Income before income taxes | 609,733 | 626,652 | 2,820,979 | 2,730,946 |
| Benefit from (provision for) income taxes | 4,558 | (2,447) | (2,435) | (9,704) |
| Net income | 614,291 | 624,205 | 2,818,544 | 2,721,242 |
| Less: Net income attributable to non-controlling interests | (9,524) | (9,611) | (43,051) | (42,432) |
| Net income attributable to common stockholders | $ 604,767 | $ 614,594 | $ 2,775,493 | $ 2,678,810 |
| | | | | |
| **Net income per common share** | | | | |
| Basic | $ 0.57 | $ 0.58 | $ 2.61 | $ 2.56 |
| Diluted | $ 0.57 | $ 0.58 | $ 2.61 | $ 2.56 |
| | | | | |
| **Weighted average number of shares of common stock outstanding** | | | | |
| Basic | 1,068,343,727 | 1,054,993,118 | 1,062,006,448 | 1,046,739,537 |
| Diluted | 1,068,506,481 | 1,055,807,977 | 1,062,693,062 | 1,047,675,111 |

| | | | | |
|---|---|---|---|---|
| **Impact to net income related to non-cash change in allowance for credit losses - CECL[1]** | **$ (153,084)** | **$ (94,428)** | **$ (177,887)** | **$ (126,720)** |
| Per share impact related to non-cash change in allowance for credit losses - CECL | | | | |
| Basic | $ (0.14) | $ (0.09) | $ (0.17) | $ (0.12) |
| Diluted | $ (0.14) | $ (0.09) | $ (0.17) | $ (0.12) |

(1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2025.

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
9

# CONSOLIDATED STATEMENT OF OPERATIONS – QUARTERLY

*($ amounts in thousands, except share and per share data)*

| | Three Months Ended | | | |
|---|---|---|---|---|
| | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 |
| **Revenues** | | | | |
| Income from sales-type leases | $ 534,650 | $ 531,765 | $ 530,348 | $ 528,604 |
| Income from lease financing receivables, loans and securities | 448,768 | 447,986 | 440,260 | 426,480 |
| Other income | 18,883 | 19,547 | 19,536 | 19,513 |
| Golf revenues | 10,789 | 8,190 | 11,190 | 9,607 |
| Total revenues | 1,013,090 | 1,007,488 | 1,001,334 | 984,204 |
| | | | | |
| **Expenses** | | | | |
| General and administrative | 19,317 | 16,344 | 14,561 | 14,860 |
| Depreciation | 963 | 937 | 741 | 996 |
| Other expenses | 18,883 | 19,547 | 19,536 | 19,513 |
| Golf expenses | 6,994 | 6,765 | 6,619 | 6,352 |
| Change in allowance for credit losses (1) | 153,084 | (20,153) | (142,001) | 186,957 |
| Transaction and acquisition expenses | 241 | 9 | 7,434 | 45 |
| Total expenses | 199,482 | 23,449 | (93,110) | 228,723 |
| | | | | |
| Interest expense | (210,233) | (210,333) | (213,797) | (209,251) |
| Interest income | 4,492 | 3,881 | 2,293 | 3,697 |
| Other gains (losses) | 1,866 | (82) | 992 | (118) |
| Income before income taxes | 609,733 | 777,505 | 883,932 | 549,809 |
| Benefit from (provision for) income taxes | 4,558 | (3,885) | (5,564) | 2,456 |
| Net income | 614,291 | 773,620 | 878,368 | 552,265 |
| Less: Net income attributable to non-controlling interests | (9,524) | (11,580) | (13,289) | (8,658) |
| Net income attributable to common stockholders | $ 604,767 | $ 762,040 | $ 865,079 | $ 543,607 |
| | | | | |
| **Net income per common share** | | | | |
| Basic | $ 0.57 | $ 0.71 | $ 0.82 | $ 0.51 |
| Diluted | $ 0.57 | $ 0.71 | $ 0.82 | $ 0.51 |
| | | | | |
| **Weighted average number of shares of common stock outstanding** | | | | |
| Basic | 1,068,343,727 | 1,067,253,644 | 1,056,222,836 | 1,056,012,414 |
| Diluted | 1,068,506,481 | 1,068,369,218 | 1,057,270,580 | 1,056,432,790 |
| | | | | |
| **Impact to net income related to non-cash change in allowance for credit losses - CECL (1)** | **$ (153,084)** | **$ 20,153** | **$ 142,001** | **$ (186,957)** |
| Per share impact related to non-cash change in allowance for credit losses - CECL | | | | |
| Basic | $ (0.14) | $ 0.02 | $ 0.13 | $ (0.18) |
| Diluted | $ (0.14) | $ 0.02 | $ 0.13 | $ (0.18) |

(1) Refer to Note 5 – Allowance for Credit Losses within our Annual Report on Form 10-K for the year ended December 31, 2025.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

10

11Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, Year Ended December 31, 2025 2024 2025 2024 Net income attributable to common stockholders 604,767$ 614,594$ 2,775,493$ 2,678,810$ Real estate depreciation — — — — Funds From Operations (FFO) attributable to common stockholders 604,767 614,594 2,775,493 2,678,810 Non-cash leasing and financing adjustments (130,947) (134,869) (524,187) (537,708) Non-cash change in allowance for credit losses 153,084 94,428 177,887 126,720 Non-cash stock-based compensation 4,437 4,538 16,195 17,511 Transaction and acquisition expenses 241 2,839 7,729 4,567 Amortization of debt issuance costs and original issue discount 17,428 18,692 72,337 71,592 Other depreciation 831 864 3,115 3,428 Capital expenditures (299) (1,064) (1,238) (3,007) Other (gains) losses (1,866) 189 (2,658) (581) Deferred income tax (benefit) provision (4,591) 1,206 (1,743) 5,439 Non-cash adjustments attributable to non-controlling interests (558) (78) 3,326 4,022 Adjusted Funds From Operations (AFFO) attributable to common stockholders 642,527 601,339 2,526,256 2,370,793 Interest expense, net 188,313 185,350 756,914 738,410 Current income tax expense 33 1,241 4,178 4,265 Adjustments attributable to non-controlling interests (2,121) (2,131) (8,639) (8,551) Adjusted EBITDA attributable to common stockholders 828,752$ 785,799$ 3,278,709$ 3,104,917$ Net income per common share Basic 0.57$ 0.58$ 2.61$ 2.56$ Diluted 0.57$ 0.58$ 2.61$ 2.56$ FFO per common share Basic 0.57$ 0.58$ 2.61$ 2.56$ Diluted 0.57$ 0.58$ 2.61$ 2.56$ AFFO per common share Basic 0.60$ 0.57$ 2.38$ 2.26$ Diluted 0.60$ 0.57$ 2.38$ 2.26$ Weighted average number of shares of common stock outstanding Basic 1,068,343,727 1,054,993,118 1,062,006,448 1,046,739,537 Diluted 1,068,506,481 1,055,807,977 1,062,693,062 1,047,675,111 NON-GAAP FINANCIAL MEASURES ($ amounts in thousands, except share and per share data)

12Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA Three Months Ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net income attributable to common stockholders 604,767$ 762,040$ 865,079$ 543,607$ Real estate depreciation — — — — Funds From Operations (FFO) attributable to common stockholders 604,767 762,040 865,079 543,607 Non-cash leasing and financing adjustments (130,947) (131,171) (130,022) (132,047) Non-cash change in allowance for credit losses 153,084 (20,153) (142,001) 186,957 Non-cash stock-based compensation 4,437 4,415 4,439 2,904 Transaction and acquisition expenses 241 9 7,434 45 Amortization of debt issuance costs and original issue discount 17,428 17,395 18,743 18,771 Other depreciation 831 806 611 867 Capital expenditures (299) (189) (618) (132) Other (gains) losses (1,866) 82 (992) 118 Deferred income tax (benefit) provision (4,591) 2,776 4,048 (3,976) Non-cash adjustments attributable to non-controlling interests (558) 1,559 3,457 (1,132) Adjusted Funds From Operations (AFFO) attributable to common stockholders 642,527 637,569 630,178 615,982 Interest expense, net 188,313 189,057 192,761 186,783 Current income tax expense 33 1,109 1,516 1,520 Adjustments attributable to non-controlling interests (2,121) (2,153) (2,216) (2,149) Adjusted EBITDA attributable to common stockholders 828,752$ 825,582$ 822,239$ 802,136$ Net income per common share Basic 0.57$ 0.71$ 0.82$ 0.51$ Diluted 0.57$ 0.71$ 0.82$ 0.51$ FFO per common share Basic 0.57$ 0.71$ 0.82$ 0.51$ Diluted 0.57$ 0.71$ 0.82$ 0.51$ AFFO per common share Basic 0.60$ 0.60$ 0.60$ 0.58$ Diluted 0.60$ 0.60$ 0.60$ 0.58$ Weighted average number of shares of common stock outstanding Basic 1,068,343,727 1,067,253,644 1,056,222,836 1,056,012,414 Diluted 1,068,506,481 1,068,369,218 1,057,270,580 1,056,432,790 NON-GAAP FINANCIAL MEASURES – QUARTERLY ($ amounts in thousands, except share and per share data)

# REVENUE DETAIL

*($ amounts in thousands)*

| | Three Months Ended December 31, 2025 | Three Months Ended December 31, 2024 | Year Ended December 31, 2025 | Year Ended December 31, 2024 |
|---|---|---|---|---|
| **Contractual income from sales-type leases** | | | | |
| Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease | $ 139,586 | $ 137,667 | $ 552,653 | $ 550,539 |
| Caesars Las Vegas Master Lease | 125,564 | 121,671 | 497,129 | 473,586 |
| MGM Grand/Mandalay Bay Master Lease | 80,598 | 79,018 | 321,338 | 315,038 |
| The Venetian Resort Las Vegas Lease | 75,545 | 70,838 | 300,854 | 270,281 |
| PENN Master Lease[1] | 20,178 | 19,919 | 80,266 | 79,647 |
| Century Master Lease (excluding Century Canadian Portfolio) | 12,321 | 11,318 | 49,284 | 44,231 |
| Hard Rock Cincinnati Lease | 12,192 | 11,864 | 47,784 | 46,487 |
| EBCI Southern Indiana Lease | 8,624 | 8,496 | 34,154 | 33,650 |
| Income from sales-type leases non-cash adjustment[2] | 60,042 | 63,900 | 241,905 | 254,984 |
| **Income from sales-type leases** | **534,650** | **524,691** | **2,125,367** | **2,068,443** |
| | | | | |
| **Contractual income from lease financing receivables** | | | | |
| MGM Master Lease | 193,670 | 189,873 | 769,619 | 754,528 |
| Harrah's NOLA, AC, and Laughlin[3] | 44,296 | 43,948 | 175,345 | 177,379 |
| Hard Rock Mirage Lease | 23,409 | 22,950 | 93,636 | 91,800 |
| JACK Entertainment Master Lease | 18,039 | 17,772 | 72,067 | 71,001 |
| CNE Gold Strike Lease | 10,612 | 10,404 | 42,171 | 41,877 |
| Lucky Strike Master Lease | 8,232 | 8,032 | 32,526 | 31,732 |
| Foundation Gaming Master Lease | 6,184 | 6,123 | 24,736 | 24,492 |
| Chelsea Piers Lease | 6,000 | 6,000 | 24,000 | 24,000 |
| PURE Master Lease | 3,998 | 3,935 | 15,944 | 16,063 |
| Century Canadian Portfolio[4] | 3,157 | 3,091 | 12,604 | 12,626 |
| Income from lease financing receivables non-cash adjustment[2] | 70,944 | 71,037 | 282,451 | 282,943 |
| **Income from lease financing receivables** | **388,541** | **383,165** | **1,545,099** | **1,528,441** |
| **Contractual interest income** | | | | |
| Senior secured notes | 2,384 | 2,407 | 9,602 | 9,616 |
| Senior secured loans | 22,564 | 13,183 | 81,775 | 41,503 |
| Mezzanine loans & preferred equity | 35,497 | 22,051 | 127,748 | 83,548 |
| Income from loans non-cash adjustment[2] | (218) | (68) | (730) | (219) |
| **Income from loans and securities** | **60,227** | **37,573** | **218,395** | **134,448** |
| **Income from lease financing receivables, loans and securities** | **448,768** | **420,738** | **1,763,494** | **1,662,889** |
| | | | | |
| Other income | 18,883 | 19,472 | 77,479 | 77,422 |
| Golf revenues | 10,789 | 11,151 | 39,776 | 40,451 |
| **Total revenues** | **$ 1,013,090** | **$ 976,052** | **$ 4,006,116** | **$ 3,849,205** |

(1) On December 4, 2025, VICI combined the individual leases with Penn Entertainment (the PENN Greektown Lease and the PENN Margaritaville Lease) into one master lease for both properties (the "PENN Master Lease"). There was no change to the aggregate amount of rent collected by VICI. (2) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (3) Assets are part of the Caesars Regional Master Lease. (4) Assets are part of the Century Master Lease.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

13

# REVENUE DETAIL – QUARTERLY

*($ amounts in thousands)*

| | Three Months Ended | | | |
|---|---|---|---|---|
| | December 31, 2025 | September 30, 2025 | June 30, 2025 | March 31, 2025 |
| **Contractual income from sales-type leases** | | | | |
| Caesars Regional Master Lease (excluding Harrah's NOLA, AC, and Laughlin) & Joliet Lease | $ 139,586 | $ 137,689 | $ 137,689 | $ 137,689 |
| Caesars Las Vegas Master Lease | 125,564 | 123,855 | 123,855 | 123,855 |
| MGM Grand/Mandalay Bay Master Lease | 80,598 | 80,598 | 80,598 | 79,544 |
| The Venetian Resort Las Vegas Lease | 75,545 | 75,545 | 75,545 | 74,219 |
| PENN Master Lease[1] | 20,178 | 20,178 | 19,997 | 19,913 |
| Century Master Lease (excluding Century Canadian Portfolio) | 12,321 | 12,321 | 12,321 | 12,321 |
| Hard Rock Cincinnati Lease | 12,192 | 11,864 | 11,864 | 11,864 |
| EBCI Southern Indiana Lease | 8,624 | 8,538 | 8,496 | 8,496 |
| Income from sales-type leases non-cash adjustment[2] | 60,042 | 61,177 | 59,983 | 60,703 |
| **Income from sales-type leases** | **534,650** | **531,765** | **530,348** | **528,604** |
| | | | | |
| **Contractual income from lease financing receivables** | | | | |
| MGM Master Lease | 193,670 | 193,671 | 192,405 | 189,873 |
| Harrah's NOLA, AC, and Laughlin[3] | 44,296 | 43,683 | 43,683 | 43,683 |
| Hard Rock Mirage Lease | 23,409 | 23,409 | 23,409 | 23,409 |
| JACK Entertainment Master Lease | 18,039 | 18,039 | 18,039 | 17,950 |
| CNE Gold Strike Lease | 10,612 | 10,612 | 10,543 | 10,404 |
| Lucky Strike Master Lease | 8,232 | 8,098 | 8,098 | 8,098 |
| Foundation Gaming Master Lease | 6,184 | 6,184 | 6,184 | 6,184 |
| Chelsea Piers Lease | 6,000 | 6,000 | 6,000 | 6,000 |
| PURE Master Lease | 3,998 | 4,047 | 4,029 | 3,870 |
| Century Canadian Portfolio[4] | 3,157 | 3,197 | 3,181 | 3,069 |
| Income from lease financing receivables non-cash adjustment[2] | 70,944 | 70,070 | 70,039 | 71,398 |
| **Income from lease financing receivables** | **388,541** | **387,010** | **385,610** | **383,938** |
| **Contractual interest income** | | | | |
| Senior secured notes | 2,384 | 2,398 | 2,411 | 2,409 |
| Senior secured loans | 22,564 | 22,907 | 21,447 | 14,857 |
| Mezzanine loans & preferred equity | 35,497 | 35,887 | 31,034 | 25,330 |
| Income from loans non-cash adjustment[2] | (218) | (216) | (242) | (54) |
| **Income from loans and securities** | **60,227** | **60,976** | **54,650** | **42,542** |
| **Income from lease financing receivables, loans and securities** | **448,768** | **447,986** | **440,260** | **426,480** |
| | | | | |
| Other income | 18,883 | 19,547 | 19,536 | 19,513 |
| Golf revenues | 10,789 | 8,190 | 11,190 | 9,607 |
| **Total revenues** | **$ 1,013,090** | **$ 1,007,488** | **$ 1,001,334** | **$ 984,204** |

(1) Reflects the combined PENN Master Lease, described further on page 13. (2) Amounts represent non-cash adjustments to recognize revenue on an effective interest basis in accordance with GAAP. (3) Assets are part of the Caesars Regional Master Lease. (4) Assets are part of the Century Master Lease.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

14

# ANNUALIZED CONTRACTUAL RENT AND INCOME FROM LOANS

*($ amounts in millions USD)*

| | Assets Per Lease | Tenant | Annualized Rent as of February 2026 |
|---|---|---|---|
| **Annualized Contractual Rent** | | | |
| MGM Master Lease[(1)] | 11 | MGM Resorts International | $774.7 |
| Caesars Regional Master Lease & Joliet Lease | 16 | Caesars Entertainment | 740.5 |
| Caesars Las Vegas Master Lease | 2 | Caesars Entertainment | 505.7 |
| MGM Grand/Mandalay Bay Master Lease | 2 | MGM Resorts International | 322.4 |
| The Venetian Resort Las Vegas Lease | 1 | Venetian Las Vegas Tenant | 302.2 |
| Hard Rock Mirage Lease | 1 | Hard Rock Entertainment | 95.5 |
| PENN Master Lease[(2)] | 2 | PENN Entertainment | 80.7 |
| JACK Entertainment Master Lease | 2 | JACK Entertainment | 74.0 |
| Century Master Lease[(3)] | 8 | Century Casinos | 63.8 |
| Hard Rock Cincinnati Lease | 1 | Hard Rock Entertainment | 48.8 |
| CNE Gold Strike Lease | 1 | Cherokee Nation Entertainment | 42.4 |
| EBCI Southern Indiana Lease | 1 | Eastern Band of Cherokee Indians | 34.5 |
| Lucky Strike Master Lease | 38 | Lucky Strike Entertainment | 33.2 |
| Foundation Gaming Master Lease | 2 | Foundation Gaming | 25.4 |
| Chelsea Piers Lease | 1 | Chelsea Piers | 24.3 |
| PURE Master Lease[(3)] | 4 | PURE Tenant | 16.5 |
| **Totals** | **93** | | **$3,184.6** |

**Partnerships with 13 Tenants**



| | |
|---|---|
| Caesars | 39% |
| MGM[(1)] | 34% |
| Venetian | 9% |
| Hard Rock | 5% |
| PENN[(2)] | 3% |
| JACK | 2% |
| Century Casinos[(3)] | 2% |
| Cherokee Nation | 1% |
| EBCI | 1% |
| Lucky Strike | 1% |
| Foundation | 1% |
| Chelsea Piers | 1% |
| PURE[(3)] | 1% |

| | As of December 31, 2025 | | | | |
|---|---|---|---|---|---|
| | Total Commitments | Principal Balance | Years to Maturity[(4)] | Blended Interest Rate | Annualized Income |
| **Annualized Contractual Income from Loans and Securities** | | | | | |
| Senior Secured Notes | $83.4 | $83.4 | 5.2 | 11.0% | $9.2 |
| Senior Secured Loans | 1,484.4 | 1,084.5 | 3.2 | 8.3% | 89.6 |
| Mezzanine Loans & Preferred Equity | 1,635.8 | 1,412.2 | 1.3 | 9.6% | 135.4 |
| **Total / Weighted Average** | **$3,203.6** | **$2,580.1** | **2.3** | **9.1%** | **$234.2** |
| **Total Annualized Contractual Rent and Income from Loans and Securities** | | | | | **$3,418.8** |

(1) Additional information on Clairvest's pending acquisition of the operations of MGM Northfield Park and entry into a triple-net lease with VICI can be found on page 24. The information presented herein has not been adjusted to reflect the pending transaction. (2) Reflects the combined PENN Master Lease, described further on page 13. (3) Includes rent or a portion of rent collected in CAD, assuming an exchange rate of C$1:00:US$0.73 as of December 31, 2025. (4) Based on initial maturity, not inclusive of applicable extension options.

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
15

16Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA 2026 GUIDANCE ($ and share amounts in millions, except per share data) The Company is providing preliminary AFFO guidance for the full year 2026. In determining AFFO, the Company adjusts for certain items that are otherwise included in determining net income attributable to common stockholders, the most comparable GAAP financial measure. In reliance on the exemption provided by applicable rules, the Company does not provide guidance for GAAP net income, the most comparable GAAP financial measure, or a reconciliation of 2026 AFFO to GAAP net income because we are unable to predict with reasonable certainty the amount of the change in non-cash allowance for credit losses under ASU No. 2016-13 - Financial Instruments—Credit Losses (Topic 326) (“ASC 326”) for a future period. The non-cash change in allowance for credit losses under ASC 326 with respect to a future period is dependent upon future events that are entirely outside of the Company’s control and may not be reliably predicted, including its tenants’ respective financial performance, fluctuations in the trading price of their common stock, credit ratings and outlook (each to the extent applicable), as well as broader macroeconomic performance. Based on past results and as disclosed in the Company’s historical financial results, the impact of these adjustments could be material, individually or in the aggregate, to the Company’s reported GAAP results. For more information, see “Non-GAAP Financial Measures” on page 29 of this presentation. The Company estimates AFFO for the year ending December 31, 2026 will be between $2,590 million and $2,625 million, or between $2.42 and $2.45 per diluted common share. Guidance does not include the impact on operating results from any pending or possible future acquisitions or dispositions and related capital markets activity, or other non-recurring transactions. The following is a summary of the Company’s full-year 2026 guidance: The above per share estimates reflect the dilutive effect of the 7,750,000 shares currently pending under the Company’s outstanding forward sale agreement as calculated under the treasury stock method. VICI partnership units held by third parties are reflected as non-controlling interests and the income allocable to them is deducted from net income to arrive at net income attributable to common stockholders and AFFO; accordingly, guidance represents AFFO per share attributable to common stockholders based solely on outstanding shares of VICI common stock. The estimates set forth above reflect management’s view of current and future market conditions, including assumptions with respect to the earnings impact of the events referenced in this presentation. The estimates set forth above may be subject to fluctuations as a result of several factors and there can be no assurance that the Company’s actual results will not differ materially from the estimates set forth above. 2026 Guidance For the Year Ending December 31, 2026: Low High Estimated Adjusted Funds From Operations (AFFO) $2,590 $2,625 Estimated Adjusted Funds From Operations (AFFO) per common diluted share $2.42 $2.45 Estimated Weighted Average Common Share Count at Year End (in millions) 1,069.9 1,069.9

# CAPITALIZATION & KEY CREDIT METRICS – AS OF DECEMBER 31, 2025

*($ amounts in thousands, except share and per share data)*

| Capitalization | |
|---|---|
| Common Shares Outstanding | 1,068,811,371 |
| Third-Party Partnership Units Outstanding[(1)] | 13,054,659 |
| Share Price | $28.12 |
| **Equity Market Capitalization** | **$30,422,073** |
| Revolving Credit Facility[(2)] | 142,453 |
| Senior Unsecured Notes | 13,950,000 |
| CMBS Debt | 3,000,000 |
| **Total Debt** | **$17,092,453** |
| **Total Market Capitalization** | **$47,514,526** |
| Less: Cash, Cash Equivalents and Short-Term Investments | 607,963 |
| **Total Enterprise Value** | **$46,906,563** |

| Total Liquidity | |
|---|---|
| Revolving Credit Facility Capacity | $2,357,547 |
| Outstanding Forward Sale Agreement Proceeds[(3)] | 243,343 |
| Cash, Cash Equivalents and Short-Term Investments | 607,963 |
| **Total Liquidity** | **$3,208,853** |

| Investment Grade Bond Covenants | Thresholds | Actuals |
|---|---|---|
| Total Net Debt to Adjusted Total Assets | < 60% | 35% |
| Senior Secured Net Debt to Adjusted Total Assets | < 40% | 6% |
| Interest Coverage Ratio | > 1.5x | 4.0x |
| Total Unencumbered Assets to Unsecured Debt | > 150% | 307% |

**VICI Issuer Credit Ratings**

**Moody's: Baa3 / Stable Outlook**

**S&P: BBB- / Stable Outlook**

**Fitch: BBB- / Stable Outlook**

| Q4'25 LQA Net Leverage | |
|---|---|
| Q4'25 Adj. EBITDA[(4)] | $828,752 |
| Annualized Q4'25 Adj. EBITDA | 3,315,008 |
| Net Debt | 16,484,490 |
| **LQA Net Leverage Ratio** | **5.0x** |

(1) MGM and Lucky Strike hold third-party partnership units, which may be redeemed for cash or, at VICI's election, shares of common stock. (2) Revolver draws denominated in CAD and GBP, shown here in USD, based on applicable exchange rates as of quarter end. (3) Estimated based on the forward sale price calculated as of December 31, 2025, and total amount of shares available for settlement under the outstanding forward sale agreement. (4) See "Non-GAAP Financial Measures" on pages 11-12 of this presentation for the reconciliations, and "Definitions of Non-GAAP Financial Measures" on page 29 of this presentation for the definitions of these Non-GAAP Financial Measures.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

17

# DEBT DETAIL

*($ amounts in thousands USD)*

*Refer to Note 7 – Debt and Note 8 – Derivatives within our Annual Report on Form 10-K for the year ended December 31, 2025 for additional detail.*

| | | | | As of December 31, 2025 | | |
|---|---|---|---|---|---|---|
| Debt | Maturity Date | Coupon Rate | Effective Rate | Face Value | % of Total Debt | Carrying Value (GAAP) |
| ***Senior Unsecured Debt***[1] | | | | | | |
| $2.5Bn Revolving Credit Facility | | | | | | |
| Borrowings in USD | 2/3/2030[2] | SOFR+0.85% | 4.538%[3] | - | - | - |
| Borrowings in CAD | 2/3/2030[2] | CORRA+0.85% | 3.111%[3] | $120,219 | 0.7% | $120,219 |
| Borrowings in GBP | 2/3/2030[2] | SONIA+0.85% | 4.576%[3] | $22,234 | 0.1% | $22,234 |
| 4.500% Notes due 2026[4] | 9/1/2026 | 4.500% | 4.500% | $500,000 | 2.9% | $496,596 |
| 4.250% Notes due 2026 | 12/1/2026 | 4.250% | 4.250% | $1,250,000 | 7.3% | $1,247,385 |
| 5.750% Notes due 2027[4] | 2/1/2027 | 5.750% | 5.750% | $750,000 | 4.4% | $752,382 |
| 3.750% Notes due 2027 | 2/15/2027 | 3.750% | 3.750% | $750,000 | 4.4% | $748,114 |
| 4.500% Notes due 2028[4] | 1/15/2028 | 4.500% | 4.500% | $350,000 | 2.0% | $344,756 |
| 4.750% Notes due 2028 | 2/15/2028 | 4.750% | 4.516%[5] | $1,250,000 | 7.3% | $1,244,632 |
| 4.750% Notes due 2028 | 4/1/2028 | 4.750% | 4.750% | $400,000 | 2.3% | $397,012 |
| 3.875% Notes due 2029[4] | 2/15/2029 | 3.875% | 3.875% | $750,000 | 4.4% | $713,898 |
| 4.625% Notes due 2029 | 12/1/2029 | 4.625% | 4.625% | $1,000,000 | 5.9% | $993,732 |
| 4.950% Notes due 2030 | 2/15/2030 | 4.950% | 4.541%[5] | $1,000,000 | 5.9% | $992,815 |
| 4.125% Notes due 2030 | 8/15/2030 | 4.125% | 4.125% | $1,000,000 | 5.9% | $993,101 |
| 5.125% Notes due 2031 | 11/15/2031 | 5.125% | 4.969%[5] | $750,000 | 4.4% | $741,828 |
| 5.125% Notes due 2032 | 5/15/2032 | 5.125% | 3.980%[5] | $1,500,000 | 8.8% | $1,486,918 |
| 5.750% Notes due 2034 | 4/1/2034 | 5.750% | 5.689%[5] | $550,000 | 3.2% | $541,956 |
| 5.625% Notes due 2035 | 4/1/2035 | 5.625% | 5.601%[5] | $900,000 | 5.3% | $885,409 |
| 5.625% Notes due 2052 | 5/15/2052 | 5.625% | 5.625% | $750,000 | 4.4% | $736,842 |
| 6.125% Notes due 2054 | 4/1/2054 | 6.125% | 6.125% | $500,000 | 2.9% | $485,897 |
| **Total Unsecured Debt** | - | - | - | **$14,092,453** | **82.4%** | **$13,945,726** |
| CMBS Debt | 3/5/2032 | 3.558% | 3.558% | $3,000,000 | 17.6% | $2,827,515 |
| **Weighted Average / Total** | | **4.62%** | **4.46%** [5] | **$17,092,453** | **100.0%** | **$16,773,241** |
| *Fixed Rate Debt Outstanding* | | | | *99.2%* | | |
| *Weighted Average Years to Maturity* | | | | *6.0 Years* | | |

(1) Holders of the senior notes, as well as the trustee, administrative agent and lenders under VICI's Credit Agreement, benefit from a limited pledge of the equity of VICI Properties L.P. (2) Shown inclusive of applicable extension options. (3) Based on applicable benchmark rates as of December 31, 2025. (4) Issued in exchange for senior notes originally issued by MGM Growth Properties Operating Partnership LP ("MGP OP"). Principal amounts listed include unexchanged MGP OP notes which remain outstanding, totaling $63.6 million in the aggregate. (5) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps and treasury locks.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

18

19Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA GEOGRAPHIC DIVERSIFICATION (1) Based on annualized contractual rent as of February 1, 2026. Diversified Portfolio: 26 States and 1 Canadian Province Gaming: 15 States and 1 Canadian Province (51% Regional, 48% Las Vegas, 1% International)(1) Other Experiential: 17 States (6 of Which Also Include Gaming) Alberta, Canada Gaming Other Experiential

# SUMMARY OF CURRENT LEASE TERMS

| | MGM Master Lease[1] | Caesars Regional Master Lease and Joliet Lease[2] | Caesars Las Vegas Master Lease[2] | MGM Grand/Mandalay Bay Master Lease |
|---|---|---|---|---|
| Tenant | MGM Resorts International | Caesars Entertainment | Caesars Entertainment | MGM Resorts International |
| Annual Cash Rent as of February 2026 | $774.7 million | $740.5 million[3] | $505.7 million | $322.4 million |
| Current Lease Year | May 1, 2025 – Apr. 30, 2026<br>Lease Year 4 | Nov. 1, 2025 – Oct. 31, 2026<br>Lease Year 9 | Nov. 1, 2025 – Oct. 31, 2026<br>Lease Year 9 | Mar. 1, 2025 – Feb. 28, 2026<br>Lease Year 6 |
| Annual Escalator | 2% in years 2-10<br>>2% / change in CPI thereafter<br>(capped at 3%) | >2% / change in CPI | >2% / change in CPI[4] | 2% in years 2-15<br>>2% / change in CPI thereafter<br>(capped at 3%) |
| Rent Adjustment | None | Year 11 & 16: 80% Base / 20% Variable | Year 11 & 16: 80% Base / 20% Variable | None |
| Variable Rent Adjustment Mechanic | None | <u>4% of revenue increase/decrease</u><br>Year 11: Avg. of years 8-10 less avg. of years 5-7<br>Year 16: Avg. of years 13-15 less avg. of years 8-10 | <u>4% of revenue increase/decrease</u><br>Year 11: Avg. of years 8-10 less avg. of years 5-7<br>Year 16: Avg. of years 13-15 less avg. of years 8-10 | None |
| Term | 25-year initial term with three 10-year renewal options | 18-year initial term with four 5-year renewal options | | 30-year initial term with two 10-year renewal options |
| Guarantor | MGM Resorts International | Caesars Entertainment, Inc. | Caesars Entertainment, Inc. | MGM Resorts International |
| Capex | Minimum of 1% of net revenues | Minimum of 1% of net revenue annually, with rolling three-year minimum (allocated among Caesars Palace and regional properties) | Minimum of 1% of net revenue annually (Caesars Palace and Harrah's Las Vegas), with rolling three-year minimum (allocated among Caesars Palace and regional properties) | Minimum of 3.5% of net revenues based on 5-year rolling test (subject to minimum 2.5% for each property); 1.5% monthly reserves |

(1) Additional information on Clairvest's pending acquisition of the operations of MGM Northfield Park and entry into a triple-net lease with VICI can be found on page 24. The information presented herein has not been adjusted to reflect the pending transaction. (2) The Caesars Regional Master Lease and Joliet Lease consists of 16 Caesars properties leased from VICI and the Caesars Las Vegas Master Lease consists of Caesars Palace Las Vegas and Harrah's Las Vegas. (3) Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, current annual cash rent is $730.9 million. (4) Annual rent escalation does not apply to $35 million of annual rent attributable to the Octavius Tower at Caesars Palace Las Vegas.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

20

# SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

| | The Venetian Resort Las Vegas Lease | Hard Rock Mirage Lease | PENN Master Lease[2] | JACK Entertainment Master Lease |
|---|---|---|---|---|
| Tenant | Affiliate of funds managed by affiliates of Apollo Global Management, Inc. | Hard Rock Entertainment | PENN Entertainment | JACK Entertainment |
| Annual Cash Rent as of February 2026 | $302.2 million | $95.5 million | $80.7 million | $74.0 million |
| Current Lease Year | Mar. 1, 2025 – Feb. 28, 2026<br>Lease Year 4 | Jan. 1, 2026 – Dec. 31, 2027<br>Lease Year 4 | Jun. 1, 2025 – May 31, 2026<br>Lease Year 7 | Feb. 1, 2026 – Jan. 31, 2027<br>Lease Year 7 |
| Annual Escalator | >2% / change in CPI (capped at 3%)[1] | 2% in years 2-10<br>>2% / change in CPI thereafter (capped at 3%) | 1.0% in Lease Year 8;<br>Up to 1.0% in Lease Years 9-15 subject to a Minimum Ratio[3] | >1.5% / change in CPI (capped at 2.5%) |
| Rent Adjustment | None | None | None | None |
| Variable Rent Adjustment Mechanic | None | None | None | None |
| Term | 30-year initial term with two 10-year renewal options | 25-year initial term with three 10-year renewal options | 15-year initial term with four 5-year renewal options | 20-year initial term with three 5-year renewal options |
| Guarantor | Affiliate of funds managed by affiliates of Apollo Global Management, Inc. | Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC | PENN Entertainment, Inc. | Rock Ohio Ventures LLC and JACK Investment Co., LLC |
| Capex | Minimum of 1.5% of net revenues annually (exclusive of gaming equipment) on a rolling three-year basis until December 31, 2029, and a minimum of 2% thereafter | Minimum of 1% of net revenues | Minimum of 1% of net revenues based on a four-year average | Minimum of 1% of net revenues beginning January 1, 2025, based on a rolling three-year basis |

(1) The Incremental Venetian Rent ($29.0 million) will begin escalating annually at 2.0% on March 1, 2029, and commencing on March 1, 2031, will begin escalating on the same terms as the rest of the rent payable under the Venetian Resort Lease. (2) Reflects the combined PENN Master Lease, described further on page 13. (3) The PENN Master Lease will escalate at 1% in lease year 8, and thereafter, will escalate at 1% if the minimum net revenue to rent ratio (the "Minimum Ratio") is met, which will be set on June 1, 2026. For additional information, please reference our Annual Report on Form 10-K for the year ended December 31, 2025.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

21

# SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

| | Century Master Lease | Hard Rock Cincinnati Lease | CNE Gold Strike Lease | EBCI Southern Indiana Lease |
|---|---|---|---|---|
| Tenant | Century Casinos | Hard Rock Entertainment | Cherokee Nation Entertainment | Eastern Band of Cherokee Indians |
| Annual Cash Rent as of February 2026 | $63.8 million(1) | $48.8 million | $42.4 million | $34.5 million |
| Current Lease Year | Jan. 1, 2026 – Dec. 31, 2027<br>Lease Year 7 | Oct. 1, 2025 – Sept. 30, 2026<br>Lease Year 7 | May 1, 2025 – Apr. 30, 2026<br>Lease Year 4 | Sept. 1, 2025 – Aug. 31, 2026<br>Lease Year 5 |
| Annual Escalator | >1.25% / change in CPI (Century Canadian Portfolio escalation based on Canadian CPI and capped at 2.5%) | >2.0% / change in CPI(2) | 2% in years 2-10<br>>2% / change in CPI thereafter (capped at 3%) | 1.5% in years 2-5<br>>2% / change in CPI thereafter |
| Rent Adjustment | None | None | None | Year 8 & 11: 80% Base (subject to escalator) / 20% Variable |
| Variable Rent Adjustment Mechanic | None | None | None | 4% of net revenue increase/decrease<br>Year 8: Avg. of years 5-7 less avg. of years 0-2(3)<br>Year 11: Avg. of years 8-10 less avg. of years 5-7 |
| Term | 24-year term with three 5-year renewal options | 28-year initial term with three 10-year renewal options | 25-year initial term with three 10-year renewal options | 15-year initial term with four 5-year renewal options |
| Guarantor | Century Casinos, Inc. | Seminole Hard Rock Entertainment, Inc. and Seminole Hard Rock International, LLC | Cherokee Nation Businesses, L.L.C. | The Eastern Band of Cherokee Indians |
| Capex | Minimum of 1% of net revenues on a rolling three-year basis for each individual facility; 1% of net revenues per fiscal year for the facilities collectively | Minimum of 1% of net revenues | Minimum of 1% of net revenues | Minimum of 1% of net revenues annually |

(1) Reflects a portion of rent paid in CAD with respect to the Century Canadian Portfolio, which has a current annual base rent of C$18.0 million (US$13.1 million). Assumes an exchange rate of C$1:00:US$0.73 as of December 31, 2025. (2) If the change in CPI is less than 0.5%, there will be no escalation in rent for such lease year. (3) With respect to lease year 0, for the period Caesars Southern Indiana was closed in 2020 due to COVID-19, the Caesars Southern Indiana Lease will provide for the use of 2019 net revenues, pro rated for the period of such closure.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

22

# SUMMARY OF CURRENT LEASE TERMS (CONTINUED)

| | Lucky Strike Master Lease | Foundation Gaming Master Lease | Chelsea Piers Lease | PURE Master Lease |
|---|---|---|---|---|
| Tenant | Lucky Strike Entertainment | Foundation Gaming | Chelsea Piers | Affiliate of IGP(1) |
| Annual Cash Rent as of February 2026 | $33.2 million | $25.4 million | $24.3 million | C$22.8 / US$16.6 million(2) |
| Current Lease Year | Nov. 1, 2025 – Oct. 31, 2026<br>Lease Year 3 | Jan. 1, 2026 – Dec. 31, 2027<br>Lease Year 4 | Jan. 1, 2026 – Dec. 31, 2027<br>Lease Year 3 | Feb. 1, 2026 – Jan. 31, 2027<br>Lease Year 4 |
| Annual Escalator | >2% / change in CPI (capped at 2.5%) | >1.5% / change in CPI (capped at 3%) | 1.25% in year 3; 1.50% thereafter | >1.5% / change in Canadian CPI (capped at 2.5%) |
| Rent Adjustment | None | None | None | None |
| Variable Rent Adjustment Mechanic | None | None | None | None |
| Term | 25-year initial term with six 5-year renewal options | 15-year initial term with four 5-year renewal options | 32-years with one 10-year extension option | 25-year initial term with four 5-year renewal options |
| Guarantor | Lucky Strike Entertainment Corp. | Foundation Gaming & Entertainment, LLC | Chelsea Piers Management Inc., Silver Screen LLC, North River Property LLC and Waterfront Services I LLC | Indigenous Gaming Partners Inc. |
| Capex | None | Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually on a rolling 3-year basis and a per-facility triennial capex requirement of 1% of three-year rolling net revenue | Minimum of 2% of total revenues on a 5-year rolling average | Minimum of 1% of net revenue (excluding gaming equipment, IT etc.) annually |

(1) IGP is a gaming partnership established by five institutional Nova Scotia-based First Nations (Glooscap First Nation, Millbrook First Nation, Annapolis Valley First Nation, We'koqma'q L'nue'kati, and Paqtnkek Mi'kmaw Nation) to acquire gaming assets in North America. (2) Assumes an exchange rate of C$1:00:US$0.73 as of December 31, 2025.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

23

# RECENT INVESTMENT ACTIVITY

| Property / Loan | Announcement Date | Closing Date | Transaction Size | Rent | Tenant / Borrower / Issuer |
|---|---|---|---|---|---|
| **Pending Transactions** | | | | | |
| Golden Entertainment Transaction[(1)] | 11/06/2025 | Expected Mid-2026 | $1.16 billion | $87.0 million | Holding company owned and controlled by Blake L. Sartini[(2)] |
| Northfield Park Lease[(3)] | 10/16/2025 | Expected 1H'26 | N/A | $53.0 million[(4)] | Affiliate of funds managed by Clairvest |
| **Recently Completed Transactions** | | | | | |
| North Fork Delayed Draw Term Loan Facility | 4/30/2025 | 4/4/2025 | Up to $510.0 million | N/A | North Fork Rancheria Economic Development Authority |
| One Beverly Hills Mezzanine Loan Assumption | 2/19/2025 | 2/19/2025 | $450.0 million | N/A | One Beverly Hills |
| Great Wolf Mezzanine Loan | 5/9/2024 | 5/9/2024 | $250.0 million | N/A | Great Wolf Resorts |
| The Venetian Resort – Partner Property Growth Fund Investment | 5/1/2024 | 5/1/2024 | $400.0 million + $300.0 million[(5)] | $29.0 million + $21.8 million[(5)] | Affiliate of Apollo Global Management, Inc. |

(1) On November 6, 2025, VICI announced that it had entered into an agreement to acquire seven casino properties from Golden Entertainment, Inc. ("Golden") for $1.16 billion and to enter into a triple-net master lease with a newly formed entity that will be owned and controlled by Blake L. Sartini, current chairman and CEO of Golden, subject to the approval of a majority of the outstanding shares of Golden stockholders, as well as customary closing conditions and regulatory approvals. (2) The holding company will own all of the gaming and operating assets of Golden Entertainment. (3) On October 16, 2025, VICI announced that it has agreed to enter into a separate lease with an affiliate of funds managed by Clairvest Group, Inc. ("Clairvest") related to the real property of Northfield Park in connection with MGM's agreement to sell the operations of MGM Northfield Park, subject to customary closing conditions and regulatory approvals. Base rent under the MGM Master Lease will be reduced by the amount of initial base rent under the Northfield Park Lease. (4) If closing occurs on or after May 1, 2026, base rent shall be $54.0 million, reflecting the 2.0% annual escalation provided for in the MGM Master Lease. (5) Represents an incremental $300.0 million that the Venetian Resort has the option, but not the obligation, to draw in whole or in part until November 1, 2026.

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
24

# RECENT CAPITAL MARKETS ACTIVITY

## Equity Capital Markets

| Forward Equity Offering | Shares Sold | Gross Offering Value | Shares Settled | Net Proceeds Received to Date |
|---|---|---|---|---|
| 2025 ATM Sales | 7,835,973 | $254.2 million | 85,973 | $2.8 million |
| 2024 ATM Sales | 12,015,399 | $384.6 million | 12,015,399 | $372.9 million |

## Debt Capital Markets

| Type of Debt | Timing | Coupon Rate | Effective Rate | Gross Proceeds Received | Redemption / Repayment Amt. |
|---|---|---|---|---|---|
| Senior Unsecured Notes due May 2025 | *Redeemed* April 8, 2025 | 4.375% | 4.375% | - | $500.0 million |
| Senior Unsecured Notes due June 2025[1] | *Redeemed* April 8, 2025 | 4.625% | 4.625% | - | $800.0 million |
| Senior Unsecured Notes due April 2028 | *Issued* April 7, 2025 | 4.750% | 4.750% | $400.0 million | - |
| Senior Unsecured Notes due April 2035 | *Issued* April 7, 2025 | 5.625% | 5.601%[2] | $900.0 million | - |
| Senior Unsecured Notes due Feb. 2025 | *Redeemed* December 20, 2024 | 3.500% | 3.500% | - | $750.0 million |
| Senior Unsecured Notes due Nov. 2031 | *Issued* December 19, 2024 | 5.125% | 4.969%[2] | $750.0 million | |

(1) In addition to the $799.4 million of MGP OP Notes redeemed on April 8, 2025, redemption amount listed includes $0.6 million of the unexchanged original issue notes that remained outstanding following the closing of the MGP acquisition, which were redeemed on April 26, 2025. (2) Represents the contractual interest rates adjusted to account for the impact of forward-starting interest rate swaps. Refer to Note 8 – Derivatives within our Annual Report on Form 10-K for the year ended December 31, 2025.

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

25

# GAMING EMBEDDED GROWTH PIPELINE

*The descriptions of the Put/Call Agreements and Right of First Refusal / Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements.*

## Put / Call Agreements

CAESARS FORUM

**Caesars Forum Convention Center:** VICI has the right to call the Caesars Forum Convention Center from Caesars at a 13.0x multiple (7.7% cap rate) of the initial annual rent in a sale-leaseback transaction between September 18, 2025 and December 31, 2028.

## ROFR / ROFO Agreements

Flamingo Las Vegas | Horseshoe Las Vegas | Paris | planet hollywood Resort & Casino • Las Vegas | The LINQ

**Las Vegas Strip Assets**[(1)]**:** VICI has a right of first refusal ("ROFR") to acquire the land and real estate assets of each of the first two of certain specified Las Vegas Strip assets should the properties be sold by Caesars, whether pursuant to an OpCo/PropCo or a WholeCo sale. The first property subject to the ROFR will be one of: Flamingo Las Vegas, Horseshoe Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino. The second property subject to the ROFR will be selected from one of the aforementioned four properties plus The LINQ Hotel & Casino.

HORSESHOE CASINO • BALTIMORE

**Horseshoe Casino Baltimore**[(1)(2)]**:** VICI has a ROFR to enter into a sale-leaseback transaction with respect to the land and real estate assets of Horseshoe Baltimore should the property be sold by Caesars.

CAESARS VIRGINIA

**Caesars Virginia ROFR**[(1)(2)]**:** VICI has a ROFR to enter into a sale-leaseback transaction with respect to the land and real estate assets associated with the casino resort in Danville, Virginia by Caesars and EBCI.

INDIGENOUS GAMING PARTNERS

**Indigenous Gaming Partners:** VICI has a five-year right of first offer ("ROFO") on future sale-leaseback transactions with IGP. Any additional properties acquired pursuant to the ROFO will be added to the existing master lease for the PURE portfolio.

(1) Caesars does not have a contractual obligation to sell the properties subject to the ROFR Agreements and will make an independent financial decision regarding whether to trigger the ROFR agreements and VICI will make an independent financial decision whether to purchase the properties. (2) Subject to any consent required from Caesars' applicable joint venture partners.

VICI Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA 26

# OTHER EXPERIENTIAL EMBEDDED GROWTH PIPELINE

*The descriptions of the Call Agreements and Right of First Refusal / Right of First Offer Agreements herein are presented as a summary of such agreements, which are or may be subject to additional terms and conditions as described in the applicable agreements.*

## Call Right Agreements

CANYONRANCH.

**Canyon Ranch Austin:** VICI has the right to call the real estate assets of Canyon Ranch Austin at pre-negotiated terms in a sale-leaseback transaction for up to 24 months following stabilization, subject to certain conditions. If the call right is exercised, Canyon Ranch would continue to operate Canyon Ranch Austin subject to a long-term triple-net lease with VICI.

**Canyon Ranch Lenox & Canyon Ranch Tucson:** VICI has the right to call the real estate assets of each of Canyon Ranch Tucson and Canyon Ranch Lenox at pre-negotiated terms in a sale-leaseback transaction, subject to certain conditions. If the call right(s) are exercised, Canyon Ranch would continue to operate the applicable wellness resort(s) subject to a long-term triple-net master lease with VICI.

**Homefield KC and Margaritaville Resort:** VICI has the option to call the real estate assets of the new Homefield Showcase Center, new Homefield Baseball Center, Homefield Sports and Training Complex – Olathe, and the Margaritaville Resort Kansas City, subject to certain conditions. If the call right is exercised, all of the properties, including the Margaritaville Resort, would be subject to a single long-term triple net master lease with VICI.

## Longer Term Financing Partnerships

LUCKY STRIKE ENTERTAINMENT

**Lucky Strike:** VICI has a right of first offer to acquire the real estate assets of any current or future Lucky Strike asset should Lucky Strike elect to enter into a sale-leaseback transaction in the first 8 years of the lease term.

CABOT

**Cabot Citrus Farms:** VICI entered into a purchase and sale agreement, pursuant to which VICI will convert a portion of the Cabot Citrus Farms loan into the ownership of certain Cabot Citrus Farms real estate assets and simultaneously enter into a triple-net lease with Cabot that has an initial term of 25 years, with five 5-year tenant renewal options.

CANYONRANCH.

**Canyon Ranch:** VICI entered into a right of first financing agreement pursuant to which VICI will have the first right, but not the obligation, to serve as the real estate capital financing partner for Canyon Ranch with respect to the acquisition, build-out and/or redevelopment of future greenfield and build-to-suit wellness resorts.

**Homefield:** VICI entered into a ROFR agreement under which VICI has the right to acquire the real estate of any future Homefield properties in a sale-leaseback transaction if Homefield elects to monetize such assets.

VICI
Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA
27

# ANALYST COVERAGE

## Covering Equity Analysts

| Firm | Analyst | Phone | Email |
|---|---|---|---|
| Barclays | Rich Hightower | (212) 526-8768 | Richard.hightower@barclays.com |
| BNP Paribas | Nate Crossett | (646) 725-3716 | Nate.crossett@us.bnpparibas.com |
| BofA Securities | Shaun Kelley | (646) 855-1005 | Shaun.kelley@bofa.com |
| Cantor Fitzgerald | Rich Anderson | (929) 441-6927 | Richard.anderson@cantor.com |
| Capital One Securities | Dan Guglielmo | (202) 213-6408 | Daniel.guglielmo@capitalone.com |
| CBRE | John DeCree | (702) 691-3213 | John.decree@cbre.com |
| Citi | Smedes Rose | (212) 816-6243 | Smedes.rose@citi.com |
| Citizens | Mitch Germain | (212) 906-3537 | Mitchell.germain@citizensbank.com |
| Deutsche Bank | Steven Pizzella | (212) 250-9817 | Steven.pizzella@db.com |
| Evercore ISI | Jim Kammert | (312) 705-4233 | James.kammert@evercoreisi.com |
| Goldman Sachs | Caitlin Burrows | (212) 902-4736 | Caitlin.burrows@gs.com |
| Green Street Advisors | Chris Darling | (949) 640-8780 | Cdarling@greenstreet.com |
| Jefferies | David Katz | (212) 323-3355 | Dkatz@jefferies.com |
| J.P. Morgan | Anthony Paolone | (212) 622-6682 | Anthony.paolone@jpmorgan.com |
| Keybanc | Todd Thomas | (917) 368-2286 | Tthomas@key.com |
| Macquarie Capital | Chad Beynon | (212) 231-2634 | Chad.beynon@macquarie.com |
| Mizuho Securities | Haendel St. Juste | (212) 205-7860 | Haendel.st.juste@mizuhogroup.com |
| Morgan Stanley | Ronald Kamdem | (212) 296-8319 | Ronald.kamdem@morganstanley.com |
| Raymond James | RJ Milligan | (727) 567-2585 | Rjmilligan@raymondjames.com |
| Robert W. Baird | Wesley Golladay | (216) 737-7510 | Wgolladay@rwbaird.com |
| Scotiabank | Greg McGinniss | (212) 225-6906 | Greg.mcginniss@scotiabank.com |
| Stifel Nicolaus | Simon Yarmak | (443) 224-1345 | Yarmaks@stifel.com |
| Truist Securities | Barry Jonas | (212) 590-0998 | Barry.jonas@truist.com |
| Wells Fargo | John Kilichowski | (212) 214-5311 | John.kilichowski@wellsfargo.com |
| Wolfe Research | Andrew Rosivach | (646) 582-9250 | Arosivach@wolferesearch.com |

## Covering Fixed Income Analysts

| Firm | Analyst | Phone | Email |
|---|---|---|---|
| BofA Securities | James Kayler | (646) 855-9223 | James.f.kayler@bofa.com |
| CBRE | Colin Mansfield | (702) 932-3812 | Colin.mansfield@cbre.com |
| J.P. Morgan | Mark Streeter | (212) 834-5086 | Mark.streeter@jpmorgan.com |
| Wells Fargo | Kevin McClure | (704) 410-1100 | Kevin.mcclure@wellsfargo.com |

VICI

Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA

28

29Q4 2025 SUPPLEMENTAL FINANCIAL & OPERATING DATA DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by the National Association of Real Estate Investment Trusts (NAREIT), we define FFO as VICI’s net income (or loss) attributable to common stockholders (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate VICI’s performance. We calculate VICI’s AFFO by adding or subtracting from FFO non-cash leasing and financing adjustments, non-cash change in allowance for credit losses, non-cash stock-based compensation expense, transaction costs incurred in connection with the acquisition of real estate investments, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate, gains (or losses) on debt extinguishment and interest rate swap settlements, other gains (or losses), deferred income tax expenses and benefits, other non-recurring non-cash transactions, and non-cash adjustments attributable to non-controlling interests with respect to certain of the foregoing. We calculate VICI’s Adjusted EBITDA by adding or subtracting from AFFO contractual interest expense (including the impact of the forward-starting interest rate swaps and treasury locks) and interest income (collectively, interest expense, net), current income tax expense and adjustments attributable to non-controlling interests. These non-GAAP financial measures: (i) do not represent VICI’s cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to VICI’s net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (ii i) are not alternatives to VICI’s cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, FFO per share, AFFO, AFFO per share and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of VICI’s financial results in accordance with GAAP.